UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant     [ X ]
Filed by a Party other than the Registrant  [  ] ⁪

Check the appropriate box:

[  ]        Preliminary Proxy Statement
[  ]        Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))
[ X ]       Definitive Proxy Statement
[  ]        Definitive Additional Materials
[  ]        Soliciting Material under Rule 14a-12

CHINA INFORMATION SECURITY TECHNOLOGY, INC.
(Name of Registrant as Specified In Its Charter)

_____________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]	No fee required
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
__________________________________________________________________________________

	(2)	Aggregate number of securities to which transaction applies:
__________________________________________________________________________________

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
__________________________________________________________________________________

	(4)	Proposed maximum aggregate value of transaction:
__________________________________________________________________________________

	(5)	Total fee paid:
_________________________________________________________________________________

[ ]	Fee paid previously with preliminary materials.

[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)	Amount Previously Paid:
_________________________________________________________________________________

	(2)	Form, Schedule or Registration Statement No.:
_________________________________________________________________________________

	(3)	Filing Party:
_________________________________________________________________________________

	(4)	Date Filed:
________________________________________________________________________________

CHINA INFORMATION SECURITY TECHNOLOGY, INC.
21st Floor, Everbright Bank Building
Zhuzilin, Futian District Shenzhen,
Guangdong, 518040 People's Republic of China
(+86) 755-8370-8333
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

JUNE 18, 2010

Dear Stockholder:

Notice is hereby given that the Annual Meeting of Stockholders (the “Meeting”) of China Information Security Technology, Inc., a Nevada corporation (the “Company”), will be held on Friday, June 18, 2010, at 9:00 a.m., local time, at the executive offices of the Company at 21st Floor, Everbright Bank Building, Zhuzilin, Futian District, Shenzhen, Guangdong, 518040, People's Republic of China.

1.

To elect five persons to the Board of Directors of the Company, each to serve until the next annual meeting of stockholders of the Company or until such person shall resign, be removed or otherwise leave office;

2.	To ratify the selection by the Audit Committee of BDO Limited as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010; and

3.	To transact such other business as may properly come before the Meeting or any adjournment thereof.

If you owned our common stock at the close of business on April 20, 2010, you may attend and vote at the meeting.

A Proxy Statement describing the matters to be considered at the Meeting is attached to this Notice. Our 2009 Annual Report accompanies this Notice, but it is not deemed to be part of the Proxy Statement.

This year we are furnishing our proxy materials to our stockholders who hold their shares through brokers over the Internet, as permitted by rules adopted by the Securities and Exchange Commission. We believe that this "Notice and Access" process will provide you with a convenient and quick way to access our proxy materials and vote your shares, while allowing us to conserve natural resources and reduce the costs of printing and distributing the proxy materials. On or about May 5, 2010, we will mail a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy statement and the Form 10-K for our fiscal year ended December 31, 2009 and vote online to the stockholders eligible to vote at our annual meeting. The Notice also contains instructions on how to receive a paper copy of our proxy materials. We will not mail the Notice to stockholders who had previously elected either to receive notice and access proxy materials and vote electronically via the Internet, or who receive paper copies of proxy materials.

If you plan to attend the meeting, please or notify us of your intentions via telephone or the Internet as directed on the proxy card. This will assist us with meeting preparations. If your shares are not registered in your own name and you would like to attend the meeting, please ask the broker, trust, bank or other nominee that holds your shares to provide you with evidence of your share ownership. This will enable you to gain admission to the meeting.

Your vote is important. Whether or not you plan to attend the meeting, I hope that you will vote as soon as possible. You may vote your shares by either completing, signing and returning the accompanying proxy card or casting your vote via a toll-free telephone number or over the Internet.

Sincerely,

/s/ Jiang Huai Lin
Jiang Huai Lin
Chairman and Chief Executive Officer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER
MEETING TO BE HELD ON JUNE 18, 2010

Under rules adopted by the U.S. Securities and Exchange Commission ("SEC"), we are furnishing proxy materials to our stockholders primarily via the Internet, instead of mailing printed copies of those materials to each stockholder. On or about May 5, 2010, we will mail to our stockholders (other than those who previously requested electronic or paper delivery and registered stockholders) an Important Notice Regarding Availability of Proxy Materials ("Notice") containing instructions on how to access our proxy materials, including our proxy statement and our annual report. The Notice also instructs you on how to access your proxy card to vote through the Internet or by telephone.

This process is designed to expedite stockholders’ receipt of proxy materials, lower the cost of the annual meeting, and help conserve natural resources. However, if you would prefer to receive printed proxy materials, please follow the instructions included in the Notice. If you have previously elected to receive our proxy materials electronically, you will continue to receive these materials via e-mail until you elect otherwise. If you have previously elected to receive printed proxy materials, you will continue to receive these materials in paper format until you elect otherwise.

CHINA INFORMATION SECURITY TECHNOLOGY, INC.

21st Floor, Everbright Bank Building
 Zhuzilin, Futian District Shenzhen,
Guangdong, 518040 People's Republic of China
(+86) 755-8370-8333

PROXY STATEMENT

This Proxy Statement and the accompanying proxy are being furnished with respect to the solicitation of proxies by the Board of Directors of China Information Security Technology, Inc., a Nevada corporation (the “Company,” “CIST” or “we”), for the 2009 Annual Meeting of Stockholders (the “Meeting”). The Meeting will be held on Friday, June 18, 2010, at 9:00 a.m., local time, at 21st Floor, Everbright Bank Building, Zhuzilin, Futian District, Shenzhen, Guangdong 518040, People's Republic of China.

The purposes of the Meeting are to seek stockholder approval of two proposals: (i) electing five (5) directors to the Board and (ii) ratifying the appointment of the Company’s accountants for fiscal year 2010.

Who May Vote

Only stockholders of record of our common stock, $0.01 par value (the “Common Stock”), as of the close of business on April 20, 2010 (the “Record Date”) are entitled to notice and to vote at the Meeting and any adjournment thereof.

A list of stockholders entitled to vote at the Meeting will be available at the Meeting, and will also be available for ten days prior to the Meeting, during office hours, at the executive offices of the Company at 21st Floor, Everbright Bank Building, Zhuzilin, Futian District, Shenzhen, Guangdong 518040, People's Republic of China.

The presence at the Meeting of holders of a majority of the outstanding shares of Common Stock as of the Record Date, in person or by proxy, is required for a quorum. Should you submit a proxy, even though you abstain as to one or more proposals, or you are present in person at the Meeting, your shares shall be counted for the purpose of determining if a quorum is present.

Broker “non-votes” are included for the purposes of determining whether a quorum of shares is present at the Meeting. A broker “non-vote” occurs when a nominee holder, such as a brokerage firm, bank or trust company, holding shares of record for a beneficial owner does not vote on a particular proposal because the nominee holder does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

Each holder of Common Stock on the Record Date is entitled to one vote for each share then held on all matters to be voted at the Meeting. No other class of voting securities is outstanding on the date of mailing of this Proxy Statement.

Voting

Whether you hold shares directly as a registered stockholder of record or beneficially in street name, you may vote without attending the meeting. You may vote by granting a proxy or, for shares held beneficially in street name, by submitting voting instructions to your stockbroker, trustee or nominee. In most cases, you will be able to do this by using the Internet or telephone or by mail, if you received a printed set of the proxy materials.

By Internet – If you have Internet access, you may submit your proxy via the Internet by following the instructions provided in the Notice, or if you received a printed version of the proxy materials by mail, by following the instructions provided with your proxy materials and on your proxy card or voting instruction card.

By Telephone or Mail – If you received printed proxy materials, you may submit your proxy by telephone by following the instructions provided on your proxy card or voting instruction card. If you received a Notice, you may submit your proxy by telephone after accessing the proxy materials via the Internet. You may also submit your proxy by mail by signing your proxy card if your shares are registered or, for shares held beneficially in street name, by following the voting instructions included by your stockbroker, trustee or nominee, and mailing it in the envelope provided. If you provide specific voting instructions, your shares will be voted as you have instructed. Voting by telephone is not available to persons outside of the United States.

The shares represented by any proxy duly given will be voted at the Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted FOR the election of the nominees for director set forth herein and FOR ratification of BDO Limited as the Company’s independent registered public accounting firm.. In addition, if other matters come before the Meeting, the persons named in the accompanying proxy card will vote in accordance with their best judgment with respect to such matters.

Under Proposal 1 (Election of Directors), the five candidates for election as directors at the Meeting are uncontested. In uncontested elections, directors are elected by plurality of the votes cast at the meeting. Proposal 2 (Ratification of Independent Auditors) requires the vote of a majority of the shares present in person or by proxy at the Meeting for approval.

Absentions and broker non-votes will not be counted as votes in favor of a matter being voted on, and will also not be counted as shares voting on such matter. Accordingly, abstentions and "broker non-votes" will have no effect on the voting on matters (such as the election of directors, and the ratification of the selection of the independent registered public accounting firm) that require the affirmative vote of a plurality or a majority of the votes cast or the shares voting on the matter.

Revoking Your Proxy

Even if you execute a proxy, you retain the right to revoke it and to change your vote by notifying us at any time before your proxy is voted. Mere attendance at the meeting will not revoke a proxy. Such revocation may be effected by calling the toll-free telephone number identified in the Notice, or by accessing the Internet website specified in the Notice, or in writing by execution of a subsequently dated proxy, or by a written notice of revocation, sent to the attention of the Secretary at the address of our principal office set forth in the Notice of Annual Meeting of Stockholders accompanying this Proxy Statement, or by attending and voting in person at the Meeting. Unless revoked, the shares represented by timely received proxies will be voted in accordance with the directions given therein.

If the Meeting is postponed or adjourned for any reason, at any subsequent reconvening of the Meeting, all proxies will be voted in the same manner as the proxies would have been voted at the previously convened Meeting (except for any proxies that have at that time effectively been revoked or withdrawn), even if the proxies had been effectively voted on the same or any other matter at a previous Meeting.

Solicitation of Proxies

The expenses of solicitation of proxies will be paid by the Company. We may solicit proxies by mail, and the officers and employees of the Company, who will receive no extra compensation therefore, may solicit proxies personally or by telephone. The Company will reimburse brokerage houses and other nominees for their expenses incurred in sending proxies and proxy materials to the beneficial owners of shares held by them.

Delivery of Proxy Materials to Households

The SEC has adopted rules that allow a company to deliver a single proxy statement or annual report to an address shared by two or more of its stockholders. This method of delivery, known as "householding," permits us to realize significant cost savings, reduces the amount of duplicate information stockholders receive, and reduces the environmental impact of printing and mailing documents to you. Under this process, certain stockholders of record who do not participate in electronic delivery of proxy materials will receive only one copy of our proxy materials and any additional proxy materials that are delivered until such time as one or more of these stockholders notifies us that they want to receive separate copies. Any stockholders who object to or wish to begin householding may contact Iris Yan, our Corporate Secretary, orally or in writing at the telephone number or address, as applicable, at China Information Security Technology, Inc., 21st Floor, Everbright Bank Building, Zhuzilin, Futian District, Shenzhen, Guangdong 518040, People's Republic of China, telephone number (+86) 755-8370-8333. We will send an individual copy of the proxy statement to any stockholder who revokes their consent to householding within 30 days of our receipt of such revocation.

Notice of Voting Results

The preliminary voting results will be announced at the Annual Meeting. The final results will be published in our current report on Form 8-K to be filed with the Securities and Exchange Commission within four business days after the date of the Annual Meeting, provided that the final results are available at such time. In the event the final results are not available within such time period, the preliminary voting results will be published in our current report on Form 8-K to be filed within such time period, and the final results will be published in an amended current report on Form 8-K/A to be filed within four business days after the final results are available. Any stockholder may also obtain the results from the Secretary, China Information Security Technology, Inc., 21st Floor, Everbright Bank Building, Zhuzilin, Futian District, Shenzhen, Guangdong 518040, People's Republic of China.

Interest of Officers and Directors in Matters to Be Acted Upon

None of the Company’s officers or directors has any interest in any of the matters to be acted upon, except to the extent that a director is named as a nominee for election to the Board of Directors.

Directors and Executive Officers

Set forth below are the names of our current directors, officers and significant employees, their ages, all positions and offices that they hold with us, the period during which they have served as such, and their business experience during at least the last five years.

NAME	AGE	POSITION
Jiang Huai Lin	39	President, Chief Executive Officer, and Chairman of the Board
Jackie You Kazmerzak	36	Chief Financial Officer
Zhi Xiong Huang	39	Chief Technology Officer
Yifu Liu	36	Chief Operating Officer
Zhiqiang Zhao	38	Director and Chief Administrative Officer
Yun Sen Huang	62	Director
Qiang Lin	62	Director
Remington Hu	42	Director
Sean Shao	52	Ex-director from April 1, 2008 to October 29, 2009

Mr. Jiang Huai Lin. Mr. Lin has been a member of our Board of Directors since September 6, 2006 and he became our President and Chief Executive Officer on October 3, 2006. Mr. Lin has also served as the Chairman and Chief Executive Officer of our subsidiary, IST, since its incorporation in January 2006. During the period from September 2000 to June 2004, Mr. Lin served as the President and Chief Executive Officer of Hong Kong United Development Group, a consolidated enterprise engaging in investment, high technology and education. Before that, during the period from February 1995 through August 2000, Mr. Lin was a Director and the General Manager of Fujian Wild Wolf Electronics Limited, a company engaged in the business of manufacturing electrical consumer products. Mr. Lin holds a Bachelor’s degree in Industrial Accounting from Xiamen University.

Ms. Jackie You Kazmerzak. Ms. Kazmerzak has been our Chief Financial Officer since August 17, 2009. Ms. Kazmerzak is a seasoned executive with more than 10 years of experience in corporate finance and investment management. Prior to joining the Company, she was in charge of China investments for JLF Asset Management from May 2007 until May 2008, which was ranked by Barron's among the world's top 30 hedge funds in early 2008. Prior to joining JLF Asset Management, Ms. Kazmerzak served as Chief Financial Officer of Diguang International Development Company, Ltd. from January 2006 until March 2007, where she oversaw the company's quarterly financial reviews and annual audits. Earlier in her career, Ms. Kazmerzak was a portfolio manager at Sand Hill Advisors in Palo Alto, California from July 2004 until December 2005, and an investment officer at Northern Trust Bank in San Francisco from July 2000 until July 2004. She began her career at Bank of America in the corporate finance division in August 1996 and worked there until July 1998. A Chartered Financial Analyst (CFA), Ms. Kazmerzak serves as a Strategic Advisor to CFA China, and has served as a guest lecturer at INSEAD's MBA school. She received her bachelor's degree in economics from Shanghai International Studies University and obtained her MBA (with a concentration in finance) from Arizona State University.

Mr. Zhi Xiong Huang. Mr. Huang has been our Chief Technology Officer since September 1, 2008. Prior to that, he served as our Chief Operating Officer from May 10, 2007 and as a member of our Board of Directors from November 28, 2006. Mr. Huang has also served as the Vice-President of IST since its incorporation in January 2006. Since September 2002, he has also been a Vice President of iASPEC, where he supervises iASPEC’s research and development activities and consults on various types of sophisticated, technical issues. Between July 2001 and March 2002, Mr. Huang served as the General Manager of product development of Shenzhen Runsheng Information Systems Company Ltd. and was responsible for overseeing general operations. He holds a B.S. in computer science from Hehai University in China and has over fifteen years’ experience in information systems. Mr. Huang is currently a Director of the Shenzhen Computer Association and is an Expert with the Shenzhen Expert Association, a nonprofit organization.

Mr. Yifu Liu. Mr. Liu has been our Chief Operating Officer since September 1, 2008. Mr. Liu has over ten years’ experience in corporate operations, strategy management and market development. Mr. Liu has served as Deputy General Manager of iASPEC since August 2002, and has been the General Manager of iASPEC since November 2006. Prior to that, Mr. Liu served, from August 1997 to July 2002, as a Senior Sales Manager for Shenzhen Jingpinjia Electronics Company Ltd.. Mr. Liu holds a Bachelor’s degree in Electronics Engineering from Zhejiang University.

Mr. Zhiqiang Zhao. Mr. Zhao has been our Chief Administrative Officer and a member of our Board of Directors since September 1, 2008. Mr. Zhao has extensive experience in corporate administration and human resources management. Mr. Zhao has served as iASPEC’s Human Resource Manager since April 2005, and as its Deputy General Manager since July 2006. Prior to that, Mr. Zhao served, from March 2003 to March 2005, as Supervisor of Human Resources for Foxconn Technology Group. Mr. Zhao holds a Bachelor’s degree in Mechanical and Electrical Engineering from Inner Mongolia University.

Mr. Yun Sen Huang. Mr. Huang has been a member of our Board of Directors since August 10, 2007. Mr. Huang has been a Professor in the School of Information Engineering at Shenzhen University since September 1984. He has been involved in many computer application projects, and has received many awards, including a First Grade Award of Technology Advancement from Sichuan Province, a Second Grade Award of Technology Advancement from Guangdong Province, and a Third Grade Award of Technology Advancement from the Chemical Ministry. Mr. Huang has published eight books in the field of Networks and Multimedia Applications. In addition, Mr. Huang was a founder of the International Software Development (Shenzhen) Co., Ltd, a co-partnership company incorporated by IBM, East Asia Bank, and Shenzhen SDC Company, and its Chairman between 2001-2006. Currently, Mr. Huang is a Director of the Shenzhen Computer Academy, a Vice Director of the Guangdong Province Computer Academy, as well as Executive Director of the China University Computer Basic Education Committee. Mr. Huang holds a Bachelor’s Degree of Electronics Engineering from Tsinghua University. There is no relationship between Mr. Huang and our Chief Operating Officer, Zhi Xiong Huang.

Mr. Qiang Lin. Mr. Lin has been a member of our Board of Directors since August 10, 2007. Mr. Lin has been a Professor in the School of Information Engineering at Shenzhen University since September 2002. From July 1997 to September 2002, Mr. Lin served as the Director of Computer Science and Technology Department at Shenzhen University. Mr. Lin has been engaged in teaching and research in the Computer Applications field for many years. Presently, he is a postgraduate advisor and teacher and focuses his research in the fields of Computer Networks, Information Systems, Databases, and ERP systems. Mr. Lin has published many research papers in China’s Computer Science. He is also the editor-in-chief of Electrical Business Foundation. Mr. Lin has significant research experience in information systems, electronic business, logistics, and image disposal and has successfully developed many computer application systems as a project principal. He has been awarded with a First Grade Award of Software Development from the Chinese Chemical Ministry and a Third Grade Award of Science and Technology Development by Guangdong Province. Mr. Lin holds a Master Degree of Computing Mathematics from Zhongshan University. There is no relationship between Mr. Lin and our Chief Executive Officer, Jiang Huai Lin.

Mr. Remington C.H. Hu, has served as an independent member on our board of directors since October 30, 2009. He is a seasoned executive with more than 16 years of experience in corporate finance and investment management, and is currently the founder and CEO of Tomorrow Capital Limited, a financial advisory firm. Prior to founding Tomorrow Capital Limited, Mr. Hu served from February 2008 to July 2009, as Chief Financial Officer of Yucheng Technologies Limited, a Nasdaq listed top IT solutions and BPO company servicing China’s banking industry, and from August 2004 to August 2007, as China Representative for CVM Capital Partners, LLC, Taiwan’s largest VC affiliated with Taiwan’s largest private equity investment group. Earlier in his career, Mr. Hu founded and served from June 1999 to June 2002, as Chief Financial Officer of eSoon Communications International Corp., a software start-up focusing on the then fast-growing CRM/CTI market served from August 1996 to May 1999, as Vice President of Crimson Asia Capital Holdings, Ltd., formerly Asia’s largest venture capital firm backed by Taiwan’s Chinatrust Financial Group. He began his career at Citibank, NA, as an Assistant Vice President in the Taipei and Hong Kong. Mr. Hu holds a Master’s Degree in Business Administration from the Wharton Business School and a Bachelor’s Degree in Computer Science and Information Engineering from the National Chiao Tung University.

Family Relationships

There are no family relationships among our directors or officers.

Involvement in Certain Legal Proceedings

To the best of our knowledge, except as set forth in our discussion below in “Certain Relationships and Related Transactions,” none of our directors, director nominees or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the SEC. None of the directors, director designees or executive officers to our knowledge has been convicted in a criminal proceeding, excluding traffic violations or similar misdemeanors, or has been a party to any judicial or administrative proceeding during the past ten years that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws, except for matters that were dismissed without sanction or settlement.

Promoters and Certain Control Persons

We did not have any promoters at any time during the past five fiscal years.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who beneficially own more than ten percent of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. Based on its review of the copies of such forms received by us all such filing requirements applicable to its officers and directors were complied with during the fiscal year ended December 31, 2007.

CORPORATE GOVERNANCE

Our current corporate governance practices and policies are designed to promote stockholder value and we are committed to the highest standards of corporate ethics and diligent compliance with financial accounting and reporting rules. Our Board provides independent leadership in the exercise of its responsibilities. Our management oversees a system of internal controls and compliance with corporate policies and applicable laws and regulations, and our employees operate in a climate of responsibility, candor and integrity.

Corporate Governance Guidelines

We and our Board are committed to high standards of corporate governance as an important component in building and maintaining stockholder value. To this end, we regularly review our corporate governance policies and practices to ensure that they are consistent with the high standards of other companies. We also closely monitor guidance issued or proposed by the SEC and the provisions of the Sarbanes-Oxley Act, as well as the emerging best practices of other companies. The current corporate governance guidelines are available on the Company’s website at www.chinacpby.com. Printed copies of our corporate governance guidelines may be obtained, without charge, by contacting the Corporate Secretary, China Information Security Technology, Inc., 21st Floor, Everbright Bank Building, Zhuzilin, Futian District, Shenzhen, Guangdong 518040, People's Republic of China.

The Board and Committees of the Board

The Company is governed by a Board of Directors that currently consists of five members: Jiang Huai Lin, Yun Sen Huang, Qiang Lin, Zhiqiang Zhao and Remington Hu. The Board has established three Committees: the Audit Committee, the Compensation Committee and the Nominating and Governance Committee. Each of the Audit Committee, Compensation Committee and Nominating and Governance Committee are comprised entirely of independent directors. From time to time, the Board may establish other committees. The Board has adopted a written charter for each of the Committees which are available on the corporate governance page of our website at www.chinacpby.com. Printed copies of these charters may be obtained, without charge, by contacting by contacting the Corporate Secretary, China Information Security Technology, Inc., 21st Floor, Everbright Bank Building, Zhuzilin, Futian District, Shenzhen, Guangdong 518040, People's Republic of China.

Governance Structure

The Board believes the interests of all stockholders are best served at the present time through a leadership model with a combined Chairman/CEO position and an independent Lead Director. However, the Board retains authority to amend the By-Laws to separate the positions of Chairman and CEO at any time. The current CEO possesses an in-depth knowledge of the Company, its integrated operations, the evolving public security industry in China, and the array of challenges to be faced, gained through over 22 years of successful experience. The Board believes that these experiences and other insights put the CEO in the best position to provide broad leadership for the Board as it considers strategy and as it exercises its fiduciary responsibilities to its stockholders.

Further, the Board has demonstrated its commitment and ability to provide independent oversight of management. A majority of the Board is comprised of independent directors, and 100 percent of the Audit, Compensation, and Corporate Governance committees are independent. Each independent director has access to the CEO and other Company executives on request, may call meetings of the independent directors, and may request agenda topics to be added or dealt with in more detail at meetings of the full Board or an appropriate Board committee.

In addition, after considering evolving governance practices and stockholder input regarding Board independence, the Board established the role of Lead Director and has appointed Mr. Zhi Qiang Zhao, to serve in this capacity to remain in the position at least through the annual meeting of stockholders. The Board believes the Lead Director can provide effective, independent Board leadership. The Board plans to amend the Company’s Corporate Governance Guidelines to prescribe specific duties of the Lead Director, however, in the interim, the Leading Director’s duties have been set by the Board and include chairing executive sessions of the independent directors; chairing meetings of the Board in the absence of the Chairman; and, working closely with the Chairman in developing Board agendas, topics, schedules, and in reviewing materials provided to the directors.

We encourage our stockholders to learn more about our Company’s governance practices at our website, www.chinacpby.com.

The Board’s Role in Risk Oversight

The Board oversees that the assets of the Company are properly safeguarded, that the appropriate financial and other controls are maintained, and that the Company’s business is conducted wisely and in compliance with applicable laws and regulations and proper governance. Included in these responsibilities is the Board of Directors’ oversight of the various risks facing the Company. In this regard, the Board seeks to understand and oversee critical business risks. The Board does not view risk in isolation. Risks are considered in virtually every business decision and as part of the Company’s business strategy. The Board recognizes that it is neither possible nor prudent to eliminate all risk. Indeed, purposeful and appropriate risk-taking is essential for the Company to be competitive on a global basis and to achieve its objectives.

While the Board oversees risk management, Company management is charged with managing risk. The Company has robust internal processes and a strong internal control environment to identify and manage risks and to communicate with the Board. The Board and the Audit Committee monitor and evaluate the effectiveness of the internal controls and the risk management program at least annually. Management communicates routinely with the Board, Board Committees and individual Directors on the significant risks identified and how they are being managed. Directors are free to, and indeed often do, communicate directly with senior management.

The Board implements its risk oversight function both as a whole and through Committees. Much of the work is delegated to various Committees, which meet regularly and report back to the full Board. All Committees play significant roles in carrying out the risk oversight function. In particular:

  The Audit Committee oversees risks related to the Company’s financial statements, the financial reporting process, accounting and legal matters. The Audit Committee oversees the internal audit function and the Company’s ethics programs, including the Codes of Business Conduct. The Audit Committee members meet separately with representatives of the independent auditing firm.

  The Compensation Committee evaluates the risks and rewards associated with the Company’s compensation philosophy and programs. The Compensation Committee reviews and approves compensation programs with features that mitigate risk without diminishing the incentive nature of the compensation. Management discusses with the Compensation Committee the procedures that have been put in place to identify and mitigate potential risks in compensation.

Independent Directors; Committees and Meetings

Our Board currently has three standing committees which, pursuant to delegated authority, perform various duties on behalf of and report to the Board: (i) Audit Committee, (ii) Compensation Committee and (iii) Corporate Governance and Nominating Committee. Each of the Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee are comprised entirely of independent directors. From time to time, the Board may establish other committees.

During the fiscal year ended December 31, 2009, each of our three committees met 4 times. Copies of the charters for each of our four standing committees may be obtained from our website at www.chinacpby.com.

Audit Committee and Audit Committee Financial Expert

Mr. Yun Sen Huang, Mr. Qiang Lin, and Mr. Remington Hu serve as members of the Company’s Audit Committee, each of whom our Board determined to be “independent” as that term is defined by Rule 4200(a)(15) of the Nasdaq Marketplace Rules. Mr. Hu serves as Chair of the audit committee.

Our audit committee oversees our accounting and financial reporting processes and the audits of our financial statements. Our audit committee is responsible for, among other things:

  selecting our independent auditors and pre-approving all auditing and non-auditing services permitted to be performed by our independent auditors;

  reviewing with our independent auditors any audit problems or difficulties and management’s response;

  reviewing and approving all proposed related-party transactions;

  discussing the annual audited financial statements with management and our independent auditors;

  reviewing major issues as to the adequacy of our internal controls and any special audit steps adopted in light of significant internal control deficiencies;

  annually reviewing and reassessing the adequacy of our audit committee charter;

  meeting separately and periodically with management and our internal and independent auditors;

  reporting regularly to the full Board of Directors; and

  such other matters that are specifically delegated to our audit committee by our Board of Directors from time to time.

Our Board of Directors has determined that Mr. Hu possesses the accounting or related financial management experience that qualifies him as financially sophisticated within the meaning of Rule 4350(d)(2)(A) of the Nasdaq Marketplace Rules and that he is an “audit committee financial expert” as defined by the rules and regulations of the SEC.

The Report of the Audit Committee regarding the audited financials statements of the Company for the fiscal year ended December 31, 2009 is located on Exhibit A to this Proxy Statement.

Compensation Committee

Our compensation committee consists of Mr. Yun Sen Huang, Mr. Qiang Lin, and Mr. Remington Hu, each of whom are “independent” as that term is defined by Rule 4200(a)(15) of the Nasdaq Marketplace Rules. Our compensation committee assists the Board in reviewing and approving the compensation structure of our directors and executive officers, including all forms of compensation to be provided to our directors and executive officers. Our chief executive officer may not be present at any committee meeting during which his compensation is deliberated. Mr. Huang serves as Chair of the compensation committee.

The compensation committee is responsible for, among other things:

  approving and overseeing the compensation package for our executive officers;

  reviewing and making recommendations to the Board with respect to the compensation of our directors;

  reviewing and approving corporate goals and objectives relevant to the compensation of our chief executive officer, evaluating the performance of our chief executive officer in light of those goals and objectives, and setting the compensation level of our chief executive officer based on this evaluation; and

  reviewing periodically and making recommendations to the Board regarding any long-term incentive compensation or equity plans, programs or similar arrangements, annual bonuses, employee pension and welfare benefit plans.

The Compensation Committee has sole authority to retain and terminate outside counsel, compensation consultants retained to assist the Compensation Committee in determining the compensation of the Chief Executive Officer or senior executive officers, or other experts or consultants, as it deems appropriate, including sole authority to approve the firms' fees and other retention terms. The Compensation Committee may also form and delegate authority to subcommittees and may delegate authority to one or more designated members of the Compensation Committee. The Compensation Committee may from time to time seek recommendations from the executive officers of the Company regarding matters under the purview of the Compensation Committee, though the authority to act on such recommendations rests solely with the Compensation Committee.

Corporate Governance and Nominating Committee

Our corporate governance and nominating committee consists of Mr. Yun Sen Huang, Mr. Qiang Lin, and Mr. Remington Hu, each of whom is “independent” as that term is defined by Rule 4200(a)(15) of the Nasdaq Marketplace Rules. The corporate governance and nominating committee assists the Board of Directors in identifying individuals qualified to become our directors and in determining the composition of the Board and its committees. Mr. Lin serves as Chair of the corporate governance and nominating committee.

The corporate governance and nominating committee is responsible for, among other things:

  identifying and recommending to the Board nominees for election or re-election to the board, or for appointment to fill any vacancy;

  reviewing annually with the Board the current composition of the Board in light of the characteristics of independence, age, skills, experience and availability of service to us;

  identifying and recommending to the Board the directors to serve as members of the Board’s committees; and

  monitoring compliance with our code of business conduct and ethics.

In identifying and recommending nominees for election or re-election to the board, or for appointment to fill any vacancy, the corporate governance and nominating committee is also committed to engendering Board strength and effectiveness by seeking candidates with a diverse set of business, academic and life experiences and backgrounds who also possess knowledge and skills in areas of importance to the Company. The Committee does not use quotas but considers diversity when evaluating potential new directors.

The Committee identifies director candidates primarily through recommendations made by the non-employee directors. These recommendations are developed based on the directors’ own knowledge and experience in a variety of fields. Additionally the Committee considers recommendations made by the employee directors, stockholders, and others. All recommendations, regardless of the source, are evaluated on the same basis.

Stockholders may send recommendations for director candidates to the Corporate Secretary, China Information Security Technology, Inc., 21st Floor, Everbright Bank Building, Zhuzilin, Futian District, Shenzhen, Guangdong 518040, People's Republic of China. A submission recommending a candidate should include:

  Sufficient biographical information to allow the Committee to evaluate the candidate;

  Information concerning any relationship between the candidate and the stockholder recommending the candidate; and

  Material indicating the willingness of the candidate to serve if nominated and elected.

The procedures by which stockholders may recommend nominees have not changed materially since last year’s proxy statement.

Code of Ethics

Our amended and restated Code of Ethics conforms to the rules and regulations of The Nasdaq Stock Market, Inc., or Nasdaq. The Code of Ethics applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer, and addresses, among other things, honesty and ethical conduct, conflicts of interest, compliance with laws, regulations and policies, including disclosure requirements under the federal securities laws, confidentiality, trading on inside information, and reporting of violations of the code. A copy of the Code of Ethics has been filed as Exhibit 14 to our annual report on Form 10-K, filed on March 31, 2008. Our Code of Ethics is also posted on the corporate governance page of our website at www.chinacpby.com. During the fiscal year ended December 31, 2009, there were no waivers of our Code of Ethics.

Stockholder Communication with the Board of Directors.

Stockholders may communicate with the Board, including non-management directors, by sending a letter to our board of directors, c/o Corporate Secretary, China Information Security Technology, Inc., 21st Floor, Everbright Bank Building, Zhuzilin, Futian District, Shenzhen, Guangdong 518040, People's Republic of China, for submission to the board or committee or to any specific director to whom the correspondence is directed. Stockholders communicating through this means should include with the correspondence evidence, such as documentation from a brokerage firm, that the sender is a current record or beneficial stockholder of the Company.

All communications received as set forth above will be opened by the Corporate Secretary or her designee for the sole purpose of determining whether the contents contain a message to one or more of our directors. Any contents that are not advertising materials, promotions of a product or service, patently offensive materials or matters deemed, using reasonable judgment, inappropriate for the Board will be forwarded promptly to the chairman of the Board, the appropriate committee or the specific director, as applicable

There have been no material changes to the procedures by which stockholders may recommend nominees to our Board of Directors since such procedures were last disclosed.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information concerning all cash and non-cash compensation awarded to, earned by or paid to the named persons for services rendered in all capacities during the noted periods. No other executive officers received total annual salary and bonus compensation in excess of $100,000.

							Non-
						Non-Equity	Qualified
						Incentive Plan	Deferred
Name and				Stock	Option	Compensation	Compensation	All Other
Principal		Salary	Bonus	Awards	Awards	Earnings	Earnings	Compensation	Total
Position	Year	($)	($)	($)	($)	($)	($)	($)	($)
Jiang Huai Lin,	2007	45,949	-	261,000 (3)	-	-	-	108,000 (2)	414,949
Chairman, CEO,	2008	82,732	-	-	-	-	-	-	82,732
and President (1)	2009	58,644	-	119,000	-	-	-	-	117,644
Zhi Xiong Huang,	2007	27,359		174,000 (5)	-	-	-	-	201,359
Director and Chief	2008	52,282	-	-	-	-	-	-	52,282
Technology Officer (4)	2009	43,983	-	59,500	-	-	-	-	103,483
Zhi Qiang Zhao,	2007	-	-	-	-	-	-	-	-
Director and Chief	2008	47,686	-	60,150	-	-	-	-	107,836
Administrative Officer (6)	2009	52,780	-	59,500	-	-	-	-	112,280
Jackie You	2007	-	-	-	-	-	-	-	-
Kazmerzak, Chief	2008	-	-	-	-	-	-	-	-
Financial Officer(7)	2009	12,500 (9)	-	119,000	-	-	-	-	131,500
Wendy Wang,	2007	-	-	-	-	-	-	-	-
Former Chief	2008	10,054 (8)	-	-	-	-	-	-	10,054
Financial Officer(7)	2009	35,919(8)	12,694	-	-	-	-	-	48,613
Yifu Liu, Chief	2007	-	-	-	-	-	-	-	-
Operating Officer	2008	60,325	-	-	-	-	-	-	60,325
	2009	61,576	-	105,400	-	-	-	-	166,976

Narrative disclosure to summary compensation table

(1)

On September 6, 2006, Mr. Lin became our Chairman and on October 3, 2006 he became our President and Chief Executive Officer. Prior to that, Mr. Lin was (and continues to be) the Chairman and Chief Executive Officer of our subsidiary, IST. The annual, long term and other compensation shown in this table include the amount Mr. Lin received from IST during the applicable periods. Mr. Lin earned RMB 40,000 per month (approximately $5,700) for his services as our Chief Executive Officer and as IST’s Chief Executive Officer during 2008 and RMB 50,000 per month (approximately $7,335) during 2009. Mr. Lin was also granted 20,000 shares of the Company’s common stock valued at $5.95 per share as compensation for his services in 2009.

(2)	This amount constitutes amounts due to iASPEC under a license agreement between iASPEC and IST. Mr. Lin controls 100% of the equity interests of iASPEC.

(3)

Represents the Fair Market Value of 30,000 shares of our common stock, par value $0.01, awarded to Mr. Lin on November 27, 2007, pursuant to the China Information Security Technology, Inc. Equity Incentive Plan, or Plan.

(4)

Mr. Huang resigned from the posts of Chief Operating Officer and Board of Director on September 1, 2008 and was appointed as Chief Technology Officer. Mr. Huang has also served as the Vice- President of our subsidiary, IST since its incorporation in January 2006. Mr. Huang earned RMB8, 000 per month (approximately $1,149) for his services as our Director and earns RMB30,000 per month (approximately $4,300) as our Chief Technology Officer and as IST’s Vice President, during 2008 and he earned RMB 25,000 per month (approximately $3,668) for such services during 2009. Mr. Huang was also granted 10,000 shares of the Company’s common stock valued at $5.95 per share as compensation for his services in 2009.

(5)	Represents the Fair Market Value of 20,000 shares of our common stock, par value $0.01, awarded to Mr. Huang on November 27, 2007, pursuant to the Plan.

(6)

Mr. Zhao was appointed as Board of Director and Chief Administrative Officer on September 1, 2008. Mr. Zhao served as Human Resource Manager of iASPEC since April 2005 and as Deputy General Manager of iASPEC since July 2006. Mr. Zhao earned RMB 35,000 per month (approximately $5,030) for his services as our Chief Administrative Officer during 2008 and RMB 25,000 per month (approximately $3,668) for such services during 2009. In addition, on June 20, 2008, Mr. Zhao was granted 5,000 shares of our commons stock, for his services as iASPEC's management and he subsequently transferred all 5,000 of those shares in July 2008. On September 20, 2008 and December 20, 2008 respectively, 5,000 and 15,000 shares of our common stock were granted to Mr. Zhao for his services as our Chief Administration Officer, pursuant to our 2007 Equity Incentive Plan. In 2009, Mr. Zhao was granted 10,000 shares of the Company’s common stock valued at $5.95 per share as compensation for his services.

(7)

Ms. Wang served as the Company’s Chief Financial Officer from November 17, 2008, through August 9, 2009, when she resigned from her position. The Board subsequently appointed Ms. Kazmerzak to serve as the Company’s Chief Financial Officer, effective as of August 17, 2009. Compensation reported for Ms. Wang and Ms. Kazmerzak were earned in connection with their role as the Company’s Chief Financial Officer during their respective tenures.

(8)	During 2008 and 2009, Ms. Wang earned RMB 35,000 (approximately $5,030) per month for her services as our Chief Financial Officer.

(9)	During 2009, Ms. Kazmerzak earned $4,167 per month for her services as our Chief Financial Officer and was granted 20,000 shares of the Company’s common stock for her service in 2009.

Grants of Plan-Based Awards in 2009

None of our named executive officers received unexercised options, stock that has not vested or equity incentive plan awards that remained outstanding as of the end of the fiscal year ended December 31, 2009.

Outstanding Equity Awards at Fiscal Year End

None of our executive officers received unexercised options, stock that has not vested or equity incentive plan awards that remained outstanding as of the end of the fiscal year ended December 31, 2009.

Potential Payments Upon Termination or Change in Control

There are currently no potential payments to our named executive officers that upon termination or a change in control.

Director Compensation

The following table sets forth certain information concerning the compensation paid to our directors for services rendered to us during the fiscal year ending December 31, 2009: The following table sets forth certain information concerning the compensation paid to our directors for services rendered to us during the fiscal year ending December 31, 2009:

	Fees				Nonqualified
	Earned			Non-Equity	Deferred
	or Paid	Stock	Option	Incentive Plan	Compensation	All Other
	in Cash	Awards	Awards	Compensation	Earnings	Compensation	Total
Name	($)	($)	($)	($)	($)	($)	($)
Jiang Huai Lin	58,644	119,000	-	-	-	-	177,644
Zhi Qiang Zhao	52,780	59,500	-	-	-	-	112,280
Zhi Xiong Huang	43,983	59,500	-	-	-	-	103,483
Qiang Lin	5,278	-	-	-	-	-	5,278
Yun Sen Huang	5,278	-	-	-	-	-	5,278
Sean Shao*	15,000	-	-	-	-	-	15,000
Remington Hu	3,000	-	-	-	-	-	3,000

___________________
* Sean Shao resigned as one of our independent directors on October 30, 2009 and our Board of Directors appointed Remington Hu on the same day as our new independent director to fill the vacancy left by Mr. Hu’s departure.

Narrative to Director Compensation Table

Mr. Jiang Huai Lin earns RMB 10,000 per month (approximately $1,467) for his services as the Chairman of our Board of Directors and Mr. Zhao earns RMB 5,000 per month (approximately 734) for his services as a member of our Board of Directors. Mr. Zhi Xiong Huang, who served as a member of our Board of Directors until September 1, 2008, earned RMB 8,000 per month (approximately $1,149) until his resignation.

Our independent directors, Messrs Yun Sen Huang, Qiang Lin and Remington Hu, have all entered into our form of independent director agreement. Under the terms of their agreements, Mr. Yun Sen Huang earns RMB 3,000 per month (approximately $431), Mr. Qiang Lin earns RMB 3,000 per month (approximately $431), and Mr. Hu earns $18,000 per year as compensation for their services as independent directors.

All of our directors are reimbursed for pre-approved reasonable business-related expenses incurred in good faith in the performance of their duties for our Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of April 29, 2010, certain information with respect to the beneficial ownership of our common stock by (i) each director and executive officer, (ii) each person known by us to be the beneficial owner of five percent or more of the outstanding shares of common stock, and (iii) all directors and executive officers as a group. Unless otherwise indicated, the person or entity listed in the table is the beneficial owner of, and has sole voting and investment power with respect to, the shares indicated.

Unless otherwise specified, the address of each of the persons set forth below is in care of China Information Security Technology, Inc., 21st Floor, Everbright Bank Building, Zhuzilin, Shenzhen, China 518040.

Name & Address of Beneficial Owner	Office, If Any	Title of Class	Amount and Nature of Beneficial Ownership(1)	Percent of Class(2)
Officers and Directors
Jiang Huai Lin	President, CEO and Chairman	Common Stock, $0.01 par value	20,170,080 (3)	38.93%
Jackie You Kazmerzak	Chief Financial Officer	Common Stock, $0.01 par value	20,000	*
Zhi Xiong Huang	Chief Technology Officer	Common Stock, $0.01 par value	10,000	*
Yifu Liu	Chief Operating Officer	Common Stock, $0.01 par value	25,000	*
Zhiqiang Zhao	Director and Chief Administrative Officer	Common Stock, $0.01 par value	25,000	*
Yun Sen Huang	Director	Common Stock, $0.01 par value	0	*
Qiang Lin	Director	Common Stock, $0.01 par value	0	*
Remington Hu	Director	Common Stock, $0.01 par value	0	*
All officers and directors as a group (8 persons named above)		Common Stock, $0.01 par value	20,250,080	39.09%
5% Security Holders
Jiang Huai Lin		Common Stock, $0.01 par value	20,170,080 (3)	38.93%
Edward C. Johnson 3d(4) 82 Devonshire Street, Boston, Massachusetts 02109		Common Stock, $0.01 par value	2,657,450(4)	5.12%
Philip J. Hempleman(5) 262 Harbor Drive, Stamford, Connecticut 06902		Common Stock, $0.01 par value	3,106,250(5)	5.99%
Adam Benowitz(6) 20 West 55th Street, 5th Fl. New York, New York 10019		Common Stock, $0.01 par value	3,474,069(6)	6.70%

______________
*Less than 1%

(1)

Beneficial Ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Each of the beneficial owners listed above has direct ownership of and sole voting power and investment power with respect to the shares of our common stock.

(2)

As of March 2, 2009, a total of 51,805,787 shares of our common stock are considered to be outstanding pursuant to SEC Rule 13d-3(d)(1). For each Beneficial Owner above, any options exercisable within 60 days have been included in the denominator.

(3)	Includes 1,000,000 shares of our common stock held by Mr. Lin indirectly through Total Devices Management, Ltd., an entity that is wholly-owned by Mr. Lin.

(4)

Includes 700,900 shares of our common stock held by Fidelity Management & Research Company, 58, 260 shares held by Pyramis Global Advisors, LLC, and 1,898,290 shares of our common stock held by Pyramis Global Advisors Trust Company. Edward C. Johnson 3d, the chairman of FMR LLC, the manager of each of Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Pyramis Global Advisors Trust Company, exercises investment discretion and control over the shares held by each of them, and may be deemed to be the beneficial owner thereof.

(5)

Includes1,188,850 shares of our common stock held by Ardsley Partners Fund II, L.P., 925,350 shares held by Ardsley Partners Institutional Fund, L.P., 229,100 shares held by Ardsley Offshore Fund, Ltd., and 762,950 shares owned by certain accounts managed by Philip J. Hempleman. Mr. Hempleman exercises investment discretion and control over the shares managed by him as well as those held by each of Ardsley Partners Fund II, L.P., Ardsley Partners Institutional Fund, L.P., and Ardsley Offshore Fund, Ltd. and may be deemed to be the beneficial owner thereof. Mr. Hempleman hereby disclaims beneficial ownership of the shares of common stock held by Ardsley Partners Fund II, L.P., Ardsley Partners Institutional Fund, L.P., and Ardsley Offshore Fund, Ltd. to the extent of his direct or indirect pecuniary interest therein.

(6)

Includes 1,400,000 shares of our common stock held by Vision Opportunity Master Fund, Ltd., a Cayman Islands company and 2,074,069 shares of our common stock held by Vision Opportunity China LP, a limited partnership organized under the laws of Guernsey. Mr. Benowitz exercises investment discretion and control over these shares and may be deemed to be the beneficial owner thereof.

Changes in Control

There are currently no arrangements which may result in a change in control of the Company.

Securities Authorized for Issuances under Equity Compensation Plans

Number of
securities
remaining
available for
	Number of		future issuance
	securities to be	Weighted-	under equity
	issued upon	average exercise	compensation
	exercise of	price of	plans (excluding
	outstanding	outstanding	securities
	options, warrants	options, warrants	reflected in
	and rights	and rights	column (a))
Plan category	(a)	(b)	(c)
Equity compensation plans approved by security holders(1)	8,000,000 (1)	$4.30	7,470,000(2)
Equity compensation plans not approved by security holders	-	-	-
Total	8,000,000		7,470,000

________________________
(1) On June 13, 2007, our Board of Directors authorized the establishment of the China Information Security Technology, Inc. Equity Incentive Plan, or Plan, whereby we are authorized to issue shares of our common stock to certain employees, consultants and directors. At that time we reserved 8,000,000 shares of our common stock for issuance under the Plan.

(2) On November 27, 2007, we issued 70,000 shares of common stock to our senior management and an outside consultant as bonus awards and we included stock-based compensation of $609,000 in our administrative expenses for the year ended December 31, 2007. On November 30, 2007, our Board of Directors authorized the grant of options to certain employees to purchase 490,000 shares of our common stock, par value $0.01, subject to ratification of the Plan by our stockholders. The options had an exercise price of $9.48 per share, were to vest on December 5, 2008 and to expire on December 5, 2011. The respective stock-based compensation, amounting to $68,891 was charged into administrative expenses in the Consolidated Statements of Income and Comprehensive Income. On March 3, 2008, our Board of Directors voided and canceled the grant of the stock options to the employees, and on March 20, 2008 approved the grant of 400,000 shares stock awards to them at price of $4.30 per share. These newly granted shares have been vested quarterly at 1/4 over a one-year period following the grant. Since the cancellation and grant of the replacement award occurred concurrently, they will be treated as a modification of the terms of the cancelled award.

On February 2, 2009, the Company granted eligible employees a total of 60,000 shares of the Company’s common stock as compensation under the Plan.

On January 12, 2010, the Company granted eligible employees a total of 213,363 shares of the Company’s common stock as compensation under the Plan. The related expenses of $1,270,000 are included in our administrative expenses for the year ended December 31, 2009.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Certain Relationships and Transactions with Related Persons

The following includes a summary of transactions since the beginning of the 2009 fiscal year, or any currently proposed transaction, in which we were or are to be a participant and the amount involved that exceeded or exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years, and in which any related person had or will have a direct or indirect material interest (other than compensation described under Item 11. Executive Compensation). We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or the amounts that would be paid or received, as applicable, in arm’s-length transactions.

  Approximately 9% of Wuhan Geo Navigation and Communication Technology Co., Ltd. (“Geo Navigation”) is owned by Geo. Prior to our acquisition of Geo, Geo Navigation made non-interest bearing cash advances to Geo and at December 31, 2008, a balance of $576,401 remained outstanding. The Company intends to repay this balance as soon as practicable.

  Shenzhen Kewen Information Technology Co., Ltd., or Kewen, is private a company owned by Mr. Qi Danfeng, who is Chief Executive Officer of Zhongtian, our new indirect subsidiary. Prior to our purchase of Zhongtian, Kewen routinely purchased software from Zhongtian and at December 31, 2009, Accounts receivable from Kewen was $129,937. Kewen intends to repay this balance as soon as practicable.

  On January 7, 2010, Mr. Jiang Huai Lin, our Chairman, Chief Executive Officer and President, consummated a secondary offering to certain accredited investors of 1,600,000 shares of our common stock owned by him, for an aggregate purchase price of $9.84 million, or $6.15 per share. The secondary offering was consummated concurrently with the Company’s closing of a primary offering of its securities on the same date. Mr. Lin paid his pro rata share of the offering costs and the Company did not receive any proceeds from the secondary offering of Mr. Lin’s shares.

Except as set forth in our discussion above, none of our directors, director nominees or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the SEC.

Policies and Procedures Relating to Transactions with Related Persons.

Our current written policies and procedures for review, approval or ratification of relationships or transactions with related persons are set forth in our Code of Business Ethics and Conduct, our Audit Committee Charter, our Nominating and Corporate Governance Committee Charter, and our Board of Directors Charter.

Our Board of Directors Charter requires that our Board of Directors monitor and manage potential conflicts of interest of management and the Board and assume other responsibilities as may be required from time to time. As permitted under the Company’s Bylaws, the Board has delegated some of these responsibilities to the Board’s Audit Committee and Nominating and Corporate Governance Committee. Our Audit Committee Charter provides that the Audit Committee is responsible for establishing procedures for the approval of and approve the entry of the Company into any and all related party transactions between the Company and any executive officer or director that would potentially require disclosure pursuant to Item 404 of SEC Regulation S-K. The Audit Committee Charter also mandates that the Audit Committee must approve the entry of the Company into any such related party transaction. Our Nominating and Corporate Governance Committee Charter provides that the Nominating and Corporate Governance Committee is responsible for reviewing and assessing the adequacy of the Company’s Code of Business Ethics and Conduct and other internal policies and guidelines and monitor whether the principles described therein are being incorporated into the Company’s culture and business practices.

Our Code of Business Ethics and Conduct provides a number of specific procedures, requirements, and prohibitions relating to related party transactions. It prohibits directors, officers and employees from accepting simultaneous employment with a Company supplier, customer, developer, or competitor, or from taking part in any activity that enhances or supports a competitor’s position. All directors, officers and employees must disclose to the Company any interest that may conflict with the Company. A director, officer and employee may accept a position as a director of another company only if he or she obtains approval from the Board of Directors; the other company does not compete with the Company; and any compensation received in this capacity is commensurate with its responsibilities.

Our Code of Business Ethics and Conduct generally requires directors, officers, and employees of the Company to avoid conducting Company business with a relative or significant other, or with a business in which a relative or significant other is associated in any significant manner. Where a Company director, officer or employee believes that such a transaction is unavoidable, he or she must fully disclose it to the Company’s Chief Executive Officer. If the Chief Executive Officer deems it material to the Company, the Nominating and Corporate Governance Committee must review and provide advance written approval for such transactions. The Board subsequently reassigned part of this responsibility to the Audit Committee pursuant to the Audit Committee Charter. The most significant related party transactions, especially those involving the Company’s directors or executive officers, must be reviewed and approved in writing in advance by the Company’s Board of Directors. The Board also delegated part of this function to the Audit Committee under the Audit Committee Charter, as explained above. The Company must report all such material related party transactions under applicable accounting rules, federal securities laws, SEC rules and regulations, and securities market rules. Any dealings with a related party must be conducted in such a way that no preferential treatment is given.

In addition, our Code of Business Ethics and Conduct discourages the employment of relatives and significant others in positions or assignments within the same department and prohibits the employment of such persons in positions that have influence (e.g., an auditing or control relationship, or a supervisor/subordinate relationship). Our Human Resources department is primarily responsible for administering this aspect of our related party transactions policy. If any covered relationship develops or exists between two employees, the senior employee must advise his or her supervisor. The Company may separate the employees either by reassignment or termination, if necessary.

Our Code of Business Ethics and Conduct permits waivers of the above policies and procedures as to directors or executive officers only if they are approved in writing by the Board of Directors and promptly disclosed. Any waiver with respect to any employee, agent or contractor must be approved in writing by the Company. Under its Charter, our Nominating and Corporate Governance Committee is also responsible for reviewing requests for any waivers and recommending to the Board whether a particular request should be granted.

Any type of related party transaction not expressly covered by the above policies and procedures is subject to the review and approval of our Board of Directors.

There were no related party transactions since the beginning of the fiscal year ended December 30, 2009 for which our policies and procedures did not require review, approval or ratification, or where our policies and procedures were not followed.

PROPOSAL 1

ELECTION OF DIRECTORS

The Board of Directors (the “Board”) is responsible for establishing broad corporate policies and monitoring the overall performance of the Company. It selects the Company’s executive officers, delegates authority for the conduct of the Company’s day-to-day operations to those officers, and monitors their performance. Members of the Board are kept informed of the Company’s business by participating in Board and Committee meetings, by reviewing analyses and reports, and through discussions with the Chairman and other officers.

There are currently five (5) directors serving on the Board. At the Meeting, five (5) directors will be elected. The individuals who have been nominated for election to the Board at the Meeting are listed in the table below. Each of the nominees is a current director of the Company.

If, as a result of circumstances not now known or foreseen, any of the nominees is unavailable to serve as a nominee for the office of Director at the time of the Meeting, the holders of the proxies solicited by this Proxy Statement may vote those proxies either (i) for the election of a substitute nominee who will be designated by the proxy holders or by the present Board or (ii) for the balance of the nominees, leaving a vacancy. Alternatively, the size of the Board may be reduced accordingly. The Board has no reason to believe that any of the nominees will be unwilling or unable to serve, if elected as a Director. The five nominees for election as directors are uncontested. In uncontested elections, directors are elected by plurality of the votes cast at the meeting. Proxies submitted on the accompanying proxy card will be voted for the election of the nominees listed below, unless the proxy card is marked otherwise.

The Board of Directors recommends a vote FOR the election of the nominees listed below.

NOMINEES

The names, the positions with the Company and the ages as of the Record Date of the individuals who are our nominees for election as directors are:

NAME	AGE	POSITION	DIRECTOR SINCE
Jiang Huai Lin	39	President, Chief Executive Officer, and Chairman of the Board	September 6, 2006
Zhiqiang Zhao	38	Lead Director and Chief Administrative Officer	September 1, 2008
Yun Sen Huang	62	Director	August 10, 2007
Qiang Lin	62	Director	August 10, 2007
Remington Hu	42	Director	October 30, 2009

For information as to the shares of the Common Stock held by each nominee, see “Security Ownership of Certain Beneficial Owners and Management,” which starts on page 14 of this Proxy Statement. See “Directors and Executive Officers” above for biographical summaries for each of our director nominees.

All directors will hold office for the terms indicated, or until their earlier death, resignation, removal or disqualification, and until their respective successors are duly elected and qualified. There are no arrangements or understandings between any of the nominees, directors or executive officers and any other person pursuant to which any of our nominees, directors or executive officers have been selected for their respective positions. No nominee, member of the Board of Directors or executive officer is related to any other nominee, member of the Board of Directors or executive officer.

Director Qualifications

Directors are responsible for overseeing the Company’s business consistent with their fiduciary duty to shareowners. This significant responsibility requires highly-skilled individuals with various qualities, attributes and professional experience. The Board believes that there are general requirements for service on the Company’s Board of Directors that are applicable to all Directors and that there are other skills and experience that should be represented on the Board as a whole but not necessarily by each Director. The Board and the Governance and Nominating Committee of the Board consider the qualifications of Directors and Director candidates individually and in the broader context of the Board’s overall composition and the Company’s current and future needs.

Qualifications for All Directors

In its assessment of each potential candidate, including those recommended by shareowners, the Governance and Nominating Committee considers the nominee’s judgment, integrity, experience, independence, understanding of the Company’s business or other related industries and such other factors the Governance and Nominating Committee determines are pertinent in light of the current needs of the Board. The Governance and Nominating Committee also takes into account the ability of a Director to devote the time and effort necessary to fulfill his or her responsibilities to the Company.

The Board and the Governance and Nominating Committee require that each Director be a recognized person of high integrity with a proven record of success in his or her field. Each Director must demonstrate innovative thinking, familiarity with and respect for corporate governance requirements and practices, an appreciation of multiple cultures and a commitment to sustainability and to dealing responsibly with social issues. In addition to the qualifications required of all Directors, the Board assesses intangible qualities including the individual’s ability to ask difficult questions and, simultaneously, to work collegially.

The Board does not have a specific diversity policy, but considers diversity of race, ethnicity, gender, age, cultural background and professional experiences in evaluating candidates for Board membership. Diversity is important because a variety of points of view contribute to a more effective decision-making process.

Qualifications, Attributes, Skills and Experience to be Represented on the Board as a Whole

The Board has identified particular qualifications, attributes, skills and experience that are important to be represented on the Board as a whole, in light of the Company’s current needs and business priorities. The Company is a NASDAQ listed company that offers products and services in the information technology industry in China. Therefore, the Board believes that a diversity of professional experiences in the information technology industry, specific knowledge of key geographic growth areas, and knowledge of U.S. capital markets and of U.S. accounting and financial reporting standards should be represented on the Board. In addition, the market in which we compete is characterized by rapid technological change, evolving industry standards, introductions of new products, and changes in customer demands that can render existing products obsolete and unmarketable. Our future success depends upon our ability to address the increasingly sophisticated needs of our customers by supporting existing and emerging hardware, software, database, and networking platforms and by developing and introducing enhancements to our existing products and new products on a timely basis that keep pace with technological developments, evolving industry standards, and changing customer requirements, through strong focus on. research and development. Therefore, the Board believes that academic and professional experience in research and development in the information technology industry should also be represented on the Board.

Set forth below is a tabular disclosure summarizing some of the specific qualifications, attributes, skills and experiences of our directors.

Director	Titles	Material Qualifications
Jiang Huai Lin	Chairman of the Board Chief Executive Officer

  Co-founder of the Company

  Chairman and Chief Executive Officer of the Company’s oldest subsidiary, IST., since its incorporation in January 2006

  Co-founder and sole stockholder of iASPEC, the Company’s VIE

  Prior experience with an enterprise engaged in investment in high technology and education

  BA in Business Administration

  Mr. Lin contributes invaluable long-term knowledge of the Company’s business and operations and knowledge of the information technology industry in China

Zhiqiang Zhao	Lead Director Chief Administrative Officer

  5 years’ experience as Administrative and Human Resources Director of iASPEC,

  Prior experience as Human Resources Supervisor for another technology company, Foxconn Technology Group

  Mr. Zao’s experience in corporate operations and integrations, strategy planning and human resources management provides invaluable operational perspective to the Board

Yun Sen Huang	Director

  has served as a Professor at Shenzhen University’s School of Information Engineering since September 1984 recipient of many industry accolades including First Grade Award of Technology Advancement from Sichuan province, Second Grade Award of Technology Advancement from Guangdong province, and Third Grade Award of Technology Advancement from the Chemical Ministry published eight books in the field of Networks and Multimedia Applications a co-founder and Chairman from 2001 – 2006 of the International Software Development (Shenzhen) Co., Ltd., a co-partnership company incorporated by IBM, East Asia Bank and the Shenzhen SDC Company

  Mr. Huang’s experiences provides invaluable industry research and development perspective to the Board

Qiang Lin	Director

  has served as a Professor at Shenzhen University’s School of Information Engineering since September 2002 and is a Director of its Computer Science and Technology Department

  engaged in teaching and research in the Computer Applications for many years and currently focuses his research in the fields of Computer Networks, Information Systems, Database, and ERP systems serves as editor in chief of Electrical Business Foundation, an industry publication, and has published many research papers regarding computer science in China.

  significant research experience in information systems, electronic business, logistics, and image disposal and successful development of many computer application systems as a project principal recipient of many industry accolades including a First Grade Award of Software Development from the Chinese Chemical Ministry and a Third Grade Award of Science and Technology Development by Guangdong province

  Master’s Degree of Computing Mathematics from Zhongshan University

  Mr. Lin’s experiences provides invaluable industry research and development perspective to the Board

Remington Hu	Director, Audit Committee Financial Expert

  more than 16 years of experience in corporate finance and investment management founder and CEO of Tomorrow Capital Limited, a financial advisory firm former CFO of Yucheng Technologies Limited, a Nasdaq listed, IT solutions company servicing China’s banking industry, CFO of eSoon Communications International Corp., a software start-up focusing on the CRM/CTI market; former VP of Crimson Asia Capital Holdings, Ltd., formerly Asia’s largest venture capital firm backed by Taiwan’s Chinatrust Financial Group; and former Assistant VP for Citibank, NA in Taipei and Hong Kong served as China Representative for CVM Capital Partners, LLC, Taiwan’s largest VC affiliated with Taiwan’s largest private equity investment group

  MBA from the Wharton Business School and BA, Computer Science and Information Engineering from the National Chiao Tung University

  Mr. Lin’s experience in global capital markets and his educational background provides invaluable diversity and perspective to the Board

General Information

For information as to the shares of the Common Stock held by each nominee, see “Security Ownership of Certain Beneficial Owners and Management,” above.

See “Directors and Executive Officers” above for biographical summaries for each of our director nominees.

All directors will hold office for the terms indicated, or until their earlier death, resignation, removal or disqualification, and until their respective successors are duly elected and qualified. There are no arrangements or understandings between any of the nominees, directors or executive officers and any other person pursuant to which any of our nominees, directors or executive officers have been selected for their respective positions. No nominee, member of the Board of Directors or executive officer is related to any other nominee, member of the Board of Directors or executive officer.

PROPOSAL 2

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

GHP Horwath, P.C. was the Company’s independent registered public accounting for the fiscal years ending December 31, 2008 and 2009, however, the Audit Committee has selected BDO Limited (“BDO”) to serve as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2010 and interim 2010 periods..

We are asking our stockholders to ratify the selection of BDO as our independent registered public accounting firm. Although ratification is not required by our bylaws or otherwise, the Board is submitting the selection of BDO to our stockholders for ratification as a matter of good corporate practice. In the event our stockholders fail to ratify the appointment, the Audit Committee may reconsider this appointment.

The Company has been advised by BDO that neither the firm nor any of its associates had any relationship with the Company other than the usual relationship that exists between independent registered public accountant firms and their clients during the last fiscal year. Representatives of BDO will be available via teleconference during the Meeting, at which time they may make any statement they consider appropriate and will respond to appropriate questions raised at the Meeting.

Independent Registered Public Accounting Firm’s Fees

Audit Fees: The aggregate fees billed for each of the fiscal years ended December 31, 2009,2008 and 2007 for professional services rendered by the principal accountant for the audit of our annual financial statements and review of the financial statements included in our quarterly financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2009, 2008 and 2007 were approximately $539,000, $831,000 and $390,000, respectively.

Audit-Related Fees: The aggregate fees billed in each of the fiscal years ended December 31, 2009, 2008 and 2007 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit or review of our financial statements and are not reported under the paragraph captioned “Audit Fees” above are $0, $0 and $100,000 respectively.

Tax Fees: The aggregate fees billed in each of the fiscal years ended December 31, 2009, 2008 and 2007 for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $18,242, $15,358 and $1,000, respectively.

Our Audit Committee has considered whether the provision of the non-audit services described above is compatible with maintaining auditor independence and determined that such services are appropriate. Before auditors are engaged to provide us audit or non-audit services, such engagement is (without exception, required to be) approved by the Audit Committee of our Board of Directors.

Pre-Approval Policies and Procedures

Under the Sarbanes-Oxley Act of 2002, all audit and non-audit services performed by our auditors must be approved in advance by our Board to assure that such services do not impair the auditors’ independence from us. In accordance with its policies and procedures, our Board pre-approved the audit service performed by BDO Limited for our consolidated financial statements as of and for the year ended December 31, 2010

The Board of Directors recommends a vote FOR ratification of the selection of BDO Limited as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.

STOCKHOLDER PROPOSALS FOR THE 2011 ANNUAL MEETING

If you wish to have a proposal included in our proxy statement for next year’s annual meeting in accordance with Rule 14a-8 under the Exchange Act, your proposal must be received by the Secretary of China Information Security Technology, Inc. at 21st Floor, Everbright Bank Building, Zhuzilin, Futian District, Shenzhen, Guangdong 518040, People's Republic of China, no later than the close of business on December 31, 2010. A proposal which is received after that date or which otherwise fails to meet the requirements for stockholder proposals established by the SEC will not be included. The submission of a stockholder proposal does not guarantee that it will be included in the proxy statement.

ANNUAL REPORT ON FORM 10-K

We will provide without charge to each person solicited by this Proxy Statement, on the written request of such person, a copy of our Annual Report on Form 10-K, including the financial statements and financial statement schedules, as filed with the SEC for our most recent fiscal year. Such written requests should be directed to Iris Yan, our Corporate Secretary, at 21st Floor, Everbright Bank Building, Zhuzilin, Futian District, Shenzhen, Guangdong 518040, People's Republic of China. A copy of our Annual Report on Form 10-K is also made available on our website after it is filed with the SEC.

OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors has no knowledge of any business which will be presented for consideration at the Meeting other than the election of directors and the ratification of the appointment of the accountants of the Company. Should any other matters be properly presented, it is intended that the enclosed proxy card will be voted in accordance with the best judgment of the persons voting the proxies.

April 30, 2010

By Order of the Board of Directors

/s/ Iris Yan
Iris Yan
Corporate Secretary

EXHIBIT A

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board is comprised of three non-employee Directors, each of whom has been determined by the Board to be “independent” as that term is defined by Rule 4200(a)(15) of the Nasdaq Marketplace Rules. The Board has determined, based upon an interview of Mr. Remington Hu and a review of Mr. Hu’s responses to a questionnaire designed to elicit information regarding his experience in accounting and financial matters, that Mr. Hu qualifies as financially sophisticated within the meaning of Rule 4350(d)(2)(A) of the Nasdaq Marketplace Rules and that he is an “audit committee financial expert” as defined by the rules and regulations of the SEC. The Audit Committee assists the Board’s oversight of the integrity of the Company’s financial reports, compliance with legal and regulatory requirements, the qualifications and independence of the Company’s independent registered public accounting firm, the audit process, and internal controls. The Audit Committee operates pursuant to a written charter adopted by the Board. The Audit Committee is responsible for overseeing the corporate accounting and financing reporting practices, recommending the selection of the Company’s registered public accounting firm, reviewing the extent of non-audit services to be performed by the auditors, and reviewing the disclosures made in the Company’s periodic financial reports. The Audit Committee also reviews and recommends to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K.

Following the end of the fiscal year ended December 31, 2009, the Audit Committee (i) reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2009 with Company management; (ii) discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards), as may be modified or supplemented; and (iii) received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with the independent accountant its independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009 for filing with the SEC.

/s/ The Audit Committee_____________________________
Remington Hu
Yun Sen Huang
Qiang Lin

CHINA INFORMATION SECURITY TECHNOLOGY, INC.
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 18, 2010

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned stockholder of CHINA INFORMATION SECURITY TECHNOLOGY, INC.., a Nevada corporation (the "Company"), hereby constitutes and appoints Jiang Huai Lin and Iris Yan, or either of them acting singly in the absence of the other, with full power of substitution and resubstitution in either of them, the proxies of the undersigned to vote with the same force and effect as the undersigned all shares of the Company’s Common Stock which the undersigned is entitled to vote at the 2010 Annual Meeting of Stockholders to be held on June 18, 2010, at 9:00 a.m., local time, at the executive offices of the Company at 21st Floor, Everbright Bank Building, Zhuzilin, Futian District, Shenzhen, Guangdong, 518040, People's Republic of China, and at any adjournment or adjournments thereof, upon the matters described in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement, receipt of which is hereby acknowledged, and upon any other business that may properly come before the meeting or any adjournment thereof. Said proxies are directed to vote, as designated on the other side, all the shares of the Company which the undersigned is entitled to vote at the meeting, and otherwise in their discretion upon such other business as may properly come before the meeting or any adjournment thereof.

Important Notice Regarding the Availability of Proxy Materials for the 2010 Annual Meeting of Stockholders to be Held on June 18, 2010

This proxy statement and the Company’s 2009 Annual Report are available at: http://www.islandstocktransfer.com. To obtain directions to attend the annual meeting in person, contact the Corporate Secretary by writing to, China Information Security Technology, Inc., 21st Floor, Everbright Bank Building, Zhuzilin, Futian District, Shenzhen, Guangdong 518040, People's Republic of China, telephone number (+86) 755-8370-8333.

(Continued, and to be signed, on the other side)

Fold and Detach Here

Please mark your votes as indicated in this example [X]

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED; IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES and FOR THE RATIFICATION OF THE SELECTION OF BDO LIMITED, AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS. IN THEIR DIRECTION, THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, INCLUDING THE ELECTION OF ANY PERSON TO THE BOARD OF DIRECTORS WHERE A NOMINEE NAMED IN THE PROXY STATEMENT DATED APRIL 30, 2010 IS UNABLE TO SERVE OR WILL NOT SERVE.

1.	To elect five directors to serve until the 2011 Annual Meeting of Stockholders:

	Jiang Huai Lin	Yun Sen Huang	Remington Hu
	Zhiqiang Zhao	Qiang Lin

[ ]	FOR all nominees listed above

[ ]	WITHHOLD AUTHORITY for all nominees listed above

[ ]	FOR ALL EXCEPT (see Instructions below)

(Instructions: To withhold authority to vote for any individual nominee, mark "FOR ALL EXCEPT" and strike a line through the nominee’s name in the list above)

2.

Approve the ratification of BDO Limited as the Company’s accountant for fiscal year 2010.

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

3.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting, and any adjournment or adjournments thereof.

The undersigned acknowledges receipt from China Information Security, Inc. of, prior to the execution of this proxy, a notice of the annual meeting, a proxy statement, and a 2009 annual report.

Please complete, date and sign this proxy and return it promptly in the enclosed envelope, whether or not you plan to attend the annual meeting. If you attend the meeting, you may vote in person if you wish, even if you have previously returned your proxy.

Name
__________________________________

Name (if joint)
___________________________________

Date _____________, 2010

Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as it appears hereon. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed by an authorized officer and the corporate seal affixed. No postage is required if returned in the enclosed envelope.